 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): January 31, 2018

RICH UNCLES REAL ESTATE INVESTMENT TRUST I

(Exact name of registrant as specified in its charter)

California	000-55623	37-6511147
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3090 Bristol Street, Suite 550, Costa Mesa, CA 92626

(Address of principal executive offices) (Zip Code)

(855) 742-4862

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant

(a)       Dismissal of Independent Registered Public Accounting Firm

The Board of Trust Managers (the “Board”) of Rich Uncles Real Estate Investment Trust I (the “Company”) has completed a competitive process to determine the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2017. As a result of this process, the Board approved the engagement of Squar Milner LLP (“Squar Milner”) as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2017. The Company has informed Anton & Chia, LLP (“A&C”) that it has been dismissed as the Company’s independent registered public accounting firm.

The reports of A&C on the Company’s consolidated financial statements for its fiscal years ended December 31, 2015 and 2016 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles generally accepted in the United States (“GAAP”).

During the Company’s fiscal years ended December 31, 2015 and 2016, and during the subsequent interim reporting period prior to the engagement of Squar Milner, there were (1) no disagreements with A&C on any matter of GAAP or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of A&C would have caused A&C to make reference to the subject matter of the disagreements in connection with its reports; and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

The Company provided A&C with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that A&C furnish the Company with a letter addressed to the SEC stating whether or not A&C agrees with the above statements. The letter from A&C is filed with this Current Report on Form 8-K as Exhibit 16.1.

(b)       Engagement of New Independent Registered Public Accounting Firm

As set forth above, concurrent with the decision to dismiss A&C as the Company’s independent registered public accounting firm, the Board approved the engagement of Squar Milner as the Company’s new independent registered public accounting firm and the Company formally engaged Squar Milner as its independent registered public accounting firm on January 31, 2018.

During the Company’s fiscal years ended December 31, 2015 and 2016, and during the subsequent interim period through the engagement of Squar Milner, the Company, nor anyone on its behalf, has consulted Squar Milner with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided to the Company that Squar Milner concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

16.1	Letter of Anton & Chia, LLP to the Securities and Exchange Commission dated February 1, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2018	RICH UNCLES REAL ESTATE INVESTMENT TRUST I

	By:	/s/ JOHN H. DAVIS
John H. Davis
Chief Financial Officer